Rule 497(d)


                                     FT 1742
              S&P Competitive Advantage Port. 3Q '08 - Term 9/30/09

                          Supplement to the Prospectus


Notwithstanding anything to the contrary in the Prospectus, shares of Federal National Mortgage Association (FNM), Freddie Mac (FRE) and Lehman Brothers Holdings Inc. (LEH) have been removed from S&P Competitive Advantage Port. 3Q '08 - Term 9/30/09 for certain of the reasons set forth in "Removing Securities from the Trust."

September 16, 2008